CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues	$ 41,034	$ 31,258	$ 24,189
Cost of revenues	12,323	6,984	5,726
Gross profit	28,711	24,274	18,463
Operating expenses:
Selling and marketing	24,550	18,294	12,699
Research and development	6,002	4,520	3,638
General and administrative	8,503	6,354	5,247
Total operating expenses	39,055	29,168	21,584
Operating loss	(10,344)	(4,894)	(3,121)
Financial income (expenses):
Financial income	847	454	244
Financial expenses	(1,315)	(1,233)	(1,161)
Gain from derivatives instruments, net	0	442	2,433
Financial income (expenses), net	(468)	(337)	1,516
Loss before taxes on income	(10,812)	(5,231)	(1,605)
Taxes on income	(127)	(37)	(124)
Net loss	$ (10,939)	$ (5,268)	$ (1,729)
Loss per share - basic and diluted (in U.S. dollars)	$ (0.03)	$ (0.02)	$ (0.01)